EXHIBIT 10




                          CARDIAC PATHWAYS CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

                                November 7, 2000




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                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
1.   Definitions.............................................................1

2.   Purchase and Sale of Stock..............................................2

     2.1      Purchase and Sale..............................................2
     2.2      Closing........................................................2
     2.3      Delivery.......................................................2
     2.4      Subsequent Sales...............................................2

3.   Representations and Warranties of the Company...........................3

     3.1      Corporate Power................................................3
     3.2      Capitalization.................................................3
     3.3      Authorization..................................................4
     3.4      Financial Statements...........................................4
     3.5      SEC Documents..................................................5
     3.6      No Conflict; Required Filings and Consent......................6
     3.7      Brokers or Finders.............................................6
     3.8      Nasdaq National Market.........................................6
     3.9      Absence of Litigation..........................................6
     3.10     Common Stock to be Issued......................................7
     3.11     Securities Law Exemption.......................................7
     3.12     Noncontravention...............................................7
     3.13     Key Employees..................................................7
     3.14     Intellectual Property..........................................7
     3.15     Title to Property and Assets...................................8
     3.16     Compliance with Laws...........................................8
     3.17     Related Entities...............................................9
     3.18     Significant Customers and Suppliers............................9
     3.19     Foreign Corrupt Practices......................................9
     3.20     Taxes..........................................................9
     3.21     Environmental Matters.........................................10
     3.22     Disclosure....................................................10
     3.23     No Integrated Offering........................................11

4.   Representations and Warranties of the Purchaser........................11

     4.1      Authorization.................................................11
     4.2      Purchase Entirely for Own Account.............................11
     4.3      Investor Status; Etc..........................................11
     4.4      Risk Factors..................................................11
     4.5      Shares Not Registered.........................................12
     4.6      No Conflict...................................................12
     4.7      Brokers.......................................................12
     4.8      Consents......................................................12

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                              TABLE OF CONTENTNS
                                  (continued)
                                                                           Page
                                                                           ----
     4.9      Residency.....................................................12
     4.10     Acknowledgement Regarding Placement Agent.....................12
     4.11     Reliance on Exemptions........................................13

5.   Certain Covenants of the Purchasers....................................13

     5.1      Forms 13D or 13G..............................................13
     5.2      Reporting Obligations Pursuant to Section 16..................13
     5.3      Securities Law Transfer Restrictions..........................13
     5.4      Legends.......................................................14
     5.5      Standstill Provisions; Limitations on Ownership of Stock......14

6.   Certain Covenants of the Company.......................................14

     6.1      Proxy Statement...............................................14
     6.2      Stockholder Approvals; Recommendations........................15
     6.3      Notices of Certain Events.....................................15
     6.4      Purchase Information..........................................16
     6.5      Restrictions on Subsequent Offerings..........................16
     6.6      Stock Option Matters..........................................16
     6.7      Securities Compliance.........................................17
     6.8      No Integration................................................17
     6.9      Efforts.......................................................17

7.   Conditions Precedent to Closing........................................17

     7.1      Conditions to the Obligation of Each Purchaser to
              Consummate the Closing........................................17
     7.2      Conditions to the Obligation of the Company to
              Consummate the Closing........................................19

8.   Termination; Liabilities Consequent Thereon............................20

     8.1      Termination...................................................20
     8.2      Liability.....................................................21

9.   Miscellaneous Provisions...............................................21

     9.1      Public Statements or Releases.................................21
     9.2      Further Assurances............................................21
     9.3      Rights Cumulative.............................................21
     9.4      Notices.......................................................22
     9.5      Captions......................................................22
     9.6      Severability..................................................22
     9.7      Governing Law; Injunctive Relief..............................23
     9.8      Amendments....................................................23
     9.9      Expenses......................................................23
     9.10     Assignment....................................................23

                                     -ii-
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                              TABLE OF CONTENTNS
                                  (continued)
                                                                           Page
                                                                           ----
     9.11     Survival......................................................24
     9.12     Entire Agreement..............................................24
     9.13     Attorneys' Fees...............................................24
     9.14     Exculpation Among Purchasers..................................24
     9.15     Representation................................................24
     9.16     Counterparts..................................................25


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Schedules

Schedule A -- Schedule of Purchasers
Schedule B -- Disclosure Schedule


Exhibits

Exhibit A -- Registration Rights Agreement
Exhibit B -- Form of Opinion
Exhibit C -- Investor Suitability Questionnaire

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 7th day of November, 2000 by and between Cardiac Pathways Corporation, a Delaware corporation having its principal office at 995 Benecia Avenue, Sunnyvale, California (the "Company"), and the purchasers listed on Schedule A hereto, each of which is herein referred to as a "Purchaser" and collectively, the "Purchasers".

     WHEREAS, the parties desire that the Purchasers make an equity investment of $25,000,000 in the Company pursuant to the terms and conditions of this Agreement; and

     WHEREAS, the shares of common stock (the "Common Stock") issued to the Purchasers pursuant to this Agreement shall have the registration and other rights as evidenced by the Registration Rights Agreement in substantially the form attached hereto as Exhibit A, dated as of the date hereof, and entered into between the Company and the Purchasers (the "Registration Rights Agreement").

     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with such party directly or indirectly through one or more intermediaries. For this purpose "control" shall mean (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or business entity or (ii) direct or indirect beneficial ownership of twenty percent (20%) or more of the voting or income interest in such corporation or other business entity.

          (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

          (c) "SEC" shall mean the Securities and Exchange Commission.

          (d) "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. Purchase and Sale of Stock.

          2.1 Purchase and Sale. The Company hereby agrees to sell to the Purchasers or their designees, and the Purchasers or their designees hereby agree to purchase from the Company in the amounts listed on Schedule A hereto, up to 5,882,353 shares of the Company's Common Stock (the "Shares") at the per share purchase price (the "Per Share Purchase Price") of $4.25.

          2.2 Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") will take place, upon the satisfaction of the conditions to closing set forth in Sections 7.1 and 7.2 hereof, at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, as soon as practicable but in any event, subject to applicable law, no later than five (5) business days after the last of the conditions set forth in Sections 7.1 and 7.2 hereof have been satisfied. The date of the Closing is hereinafter referred to as the "Closing Date."

          2.3 Delivery. At the Closing, the Company will deliver a certificate registered in each Purchaser's name representing the Shares to be purchased by such Purchaser. Such delivery shall be against payment of the purchase price therefor by each of the Purchasers to the Company in an amount equal to the product of the number of Shares to be purchased by such Purchaser and the Per Share Purchase Price (the "Purchase Price") by wire transfer to the Company's bank account at:

                  Bank Name:                Citibank
                  Bank Address:             111 Wall Street
                                            New York, NY 10005
                  Contact:                  David L. Hayes (415) 576-2148
                  ABA#:                     021000089
                  Account Name:             Morgan Stanley
                  Account Number:           # 3889-0774
                                            FBO CPC # 14-78247

          2.4 Subsequent Sales. At any time on or before the 20th day following the effective date of this Agreement, the Company may sell up to the balance of the Shares not sold pursuant to this Agreement. All such sales shall be made on the terms and conditions set forth in this Agreement. Any shares sold pursuant to this Section 2.4 shall be deemed to be "Shares" for all purposes under this Agreement and "Registrable Shares" for the purposes of the Registration Rights Agreement. Any purchasers of shares sold pursuant to this Section 2.4 shall be deemed to be "Purchasers" for all purposes under this Agreement, and shall be deemed to be "Initial Investors" for all purposes under the Registration Rights Agreement. Such Purchasers shall become signatories to this Agreement and the Registration Rights Agreement.

     3. Representations and Warranties of the Company. Except as set forth in the SEC Documents (as defined in Section 3.5 below) filed prior to the date hereto and in the Disclosure Schedule attached hereto as Schedule B (the "Disclosure Schedule") and furnished to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder, the Company hereby represents and warrants to the Purchaser as follows:

          3.1 Corporate Power. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation and is qualified to do business as a foreign corporation in each jurisdiction except where failure to qualify would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of this Agreement or the Registration Rights Agreement in any respect, (ii) have or result in a material adverse effect on the results of operations, assets, prospects or financial condition of the Company, taken as a whole or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement or the Registration Rights Agreement (any of (i), (ii) or (iii), being a "Material Adverse Effect"). The Company and each of its subsidiaries has full corporate power and authority to own its property and to carry on its business as presently conducted.

          3.2 Capitalization.

          (a) The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share, of which 30,000 shares have been designated Series A Participating Preferred Stock, 50,000 shares have been designated Series B Convertible Preferred Stock and 4,920,000 are undesignated. As of the date hereof, (i) 3,143,264 shares of Common Stock, no shares of Series A Participating Preferred Stock and 27,250 shares of Series B Convertible Preferred Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable; (ii) no shares were held in treasury by the Company or by any subsidiaries of the Company; (iii) 2,000,644 shares of Common Stock were reserved for issuance under the Company's stock plans (including: (A) 1,337,269 shares of Common Stock reserved for issuance under the 1991 Stock Option Plan, 1,176,993 shares of which were subject to outstanding options and 160,276 of which were reserved for future grants, (B) 12,000 shares of Common Stock were reserved for issuance under the 1996 Director Option Plan, all of which are reserved for future grants and (C) 651,375 shares of Common Stock were reserved for issuance under the 1998 Non-Statutory Stock Option Plan, 399,615 of which were subject to outstanding options and 251,760 shares of which were available for future grants (collectively the Company's "Stock Plans")); (iv) 14,628 shares of Common Stock and 300 shares of Series B Convertible Preferred Stock were subject to outstanding warrants to purchase such shares; and (v) 500,000 shares of Common Stock will be reserved for issuance under the Company's proposed 2000 Stock Option Plan to be approved by the stockholders of the Company at the Company's annual meeting currently scheduled for December 1, 2000. All shares of the Company's Common Stock and Preferred Stock subject to issuance as specified above, on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. Except as set forth in this Section 3.2

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and in the Disclosure Schedule, there are no existing options, warrants, calls, pre-emptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

          3.3 Authorization. The Company has full corporate power to execute, deliver and perform this Agreement and the Registration Rights Agreement, and each such agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the Purchaser, binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and its officers, directors and stockholders; provided, however, that the Company makes no representation or warranty as to the enforceability of the indemnification and contribution provisions of Section 10 of the Registration Rights Agreement to the extent that the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions. The Board of Directors of the Company (at a meeting duly called and held) has (a) determined that the sale of the Shares is advisable and fair and in the best interests of the Company and its stockholders, and (b) recommended the approval and adoption by the stockholders of this Agreement and the Registration Rights Agreement and the approval of the sale of the Shares, and directed that this Agreement, the Registration Rights Agreement and the sale of the Shares be submitted for consideration by the Company's stockholders. The Board of Directors of the Company has taken all action necessary to render inapplicable, as it relates to Purchasers, the provisions of Section 203 of the Delaware General Corporation Law. No other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (other than, in the case of this Agreement, the approval of the sale of the Shares by (i) the holders of least a majority of the Series B Convertible Preferred Stock of the Company and (ii) the holders of at least a majority of the outstanding voting stock of the Company voting at a meeting held to consider the sale of the Shares).

          3.4 Financial Statements. The Company has delivered to each Purchaser its audited Statements of Income, Stockholders' Equity and Cash Flows for the fiscal year ended June 30, 2000, its audited Balance Sheet as of June 30, 2000, its unaudited Statements of Income and Cash Flows for the three-month period ended September 30, 2000 and its unaudited Balance Sheet as of September 30, 2000. All such financial statements are hereinafter referred to collectively as the "Financial Statements". The Financial Statements have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Company and the results of its operations as of the date and for the periods indicated thereon, except that the unaudited financial statements may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which, individually, and in the aggregate, will not be material. Since September 30, 2000 there has been no material adverse change (actual or threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company.

          3.5 SEC Documents. The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since July 1, 1999 in a timely manner. The Company has delivered to each Purchaser a true and complete copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing June 30, 2000 and ending on the date hereof. The Company will, promptly upon the filing thereof, deliver to the Purchasers all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to the Purchaser pursuant to this sentence or pursuant to the preceding sentences of this
Section 3.5 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations promulgated thereunder, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document. The financial statements of the Company included in the SEC Documents complied or will comply as of their respective dates of filing with the SEC in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been or will be prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X promulgated by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date hereof, the Company has, on a timely basis, made all filings required to be made by the Company with the SEC and the Company is eligible to file a registration statement on Form S-3 with respect to outstanding shares of its Common Stock to be offered for sale for the account of any person other than the Company.


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


          3.6 No Conflict; Required Filings and Consent.

          (a) The execution and delivery of this Agreement and the Registration Rights Agreement by the Company do not, and the performance of this Agreement and the Registration Rights Agreement by the Company shall not, (i) conflict with or violate the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Certificates of Designation, the Company's Bylaws, as amended (the "Bylaws") or equivalent organizational documents of the Company or any of its subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which it or their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any such subsidiary's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected, except for any such breaches, defaults or other occurrences that do not have or result in, individually or in the aggregate, a Material Adverse Effect.

          (b) The execution and delivery of this Agreement and the Registration Rights Agreement by the Company do not, and the performance of this Agreement and the Registration Rights Agreement by the Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, the rules and regulations of the Nasdaq National Market and the consent of a majority of the holders of Series B Convertible Preferred Stock of the Company.

          3.7 Brokers or Finders. The Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby other than with respect to arrangements with Dain Rauscher Wessels relating to services provided in connection with the financing of the Company consummated by this Agreement.

          3.8 Nasdaq National Market. The Company's Common Stock is listed on the Nasdaq National Market System, and there are no proceedings to revoke or suspend such listing.

          3.9 Absence of Litigation. There is no action, suit, arbitration or other proceeding or, to the Company's knowledge, any investigation, pending or, to the Company's knowledge, threatened in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, might have a Material Adverse Effect. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.


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


          3.10 Common Stock to be Issued. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable, and such Shares will be free of any restrictions on transfer, liens or encumbrances and any taxes, security interests, options, warrants, purchase rights, preemptive rights, contracts, commitments, equities, claims or demands; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

          3.11 Securities Law Exemption. The offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

          3.12 Noncontravention. Neither the Company, nor any of its subsidiaries, is in violation or breach of, or in default with respect to, any material contract, agreement, instrument, lease, license, arrangement or understanding to which it is a party, except where such violation, breach or default would not result in, individually or in the aggregate, a Material Adverse Effect, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company and/or its subsidiaries, enforceable against the Company and/or its subsidiaries in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          3.13 Key Employees. Since the date of the most recent SEC Document, there has been no resignation or termination of any officer or key employee or group of key employees in the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

          3.14 Intellectual Property. The Company and each of its subsidiaries owns, or has the contractual right to use, sell or license all intellectual property necessary or required for the conduct of its business as presently conducted and as proposed to be conducted, including, without limitation, all trade secrets, processes, source code, licenses, trademarks, service marks, trade names, logos, brands, copyrights, patents, franchises, domain names and permits (all such intellectual property and the rights thereto are collectively referred to as the "Company IP Rights"), except where any such failure to own or failure to have the right to use, sell or license such Company IP Rights would not result in, individually or in the aggregate, a Material Adverse Effect. The manufacture, marketing, license, sale or intended use of any product currently licensed or sold by the Company or its subsidiaries is not in breach of any material license or agreement between the Company or any of its subsidiaries and any third party or, to the best of the Company's knowledge, has not infringed and is not infringing on any intellectual property right of any other party, except where such breach or infringement will not, individually or in the aggregate, result in a Material Adverse Effect. To the best of the Company's knowledge, there is no claim or litigation, pending or threatened, which contests the validity, ownership or right to use, sell, license or dispose of any Company IP Rights. Except as set forth in the SEC Documents or the Disclosure Schedule, the

Company owns the Company IP Rights free and clear of all liens or other encumbrances. Neither the Company nor any of its subsidiaries has received any communications alleging that the Company or any of its subsidiaries has violated or, by conducting its business presently conducted or as proposed to be conducted, violates or will violate any intellectual property rights of any other person or entity. The Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its subsidiaries or that would conflict with the Company's business, or the business of any of its subsidiaries, as presently conducted or as proposed to be conducted.

          3.15 Title to Property and Assets. Neither the Company nor any of its subsidiaries owns material real property. The Company and each of its subsidiaries have good and defensible title to all of their material properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, will not result in a Material Adverse Effect; and all leases pursuant to which the Company or any of its subsidiaries lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which the Company or its subsidiary has not taken adequate steps to prevent such default from occurring) except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default will not result in a Material Adverse Effect. All the plants, structures and equipment of the Company and its subsidiaries, except such as may be under construction, are in good operating condition and repair, except where the failure of such plants, structures and equipment to be in such good operating condition and repair could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          3.16 Compliance with Laws. The Company and each of its subsidiaries is and has been since January 1, 1996, in compliance with all applicable laws (including, without limitation, all Environmental Laws (as hereinafter defined) and laws related to employee matters and employee benefit plans), rules, regulations, orders, judgments or decrees, except where the failure to so comply would not result in a Material Adverse Effect. To the best of the Company's knowledge, prior to January 1, 1996, the Company and each of its subsidiaries was in compliance with all applicable laws (including, without limitation, all Environmental Laws and laws relating to employee matters and employee benefit plans), rules regulations, orders, judgments or decrees, except where the failure to so comply would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice or other communication from any governmental entity or other person regarding any actual or possible material violation of, or material failure to comply with, any law, regulation, order, judgment or decree. "Environmental Laws" shall mean all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination, pollution or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to Hazardous Materials Activities (as defined in Section 3.21) or emissions, discharges, releases or threatened releases of Hazardous Materials (as defined in section 3.21).

          3.17 Related Entities. Except as set forth in the SEC Documents or the Disclosure Schedule, the Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity. The Company is not a party to any joint venture.

          3.18 Significant Customers and Suppliers. No customer or supplier that was significant to the Company or any of its subsidiaries during the period covered by the Financial Statements or that has been significant to the Company or any of its subsidiaries thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or any of its subsidiaries.

          3.19 Foreign Corrupt Practices. Neither the Company nor any director, officer, employee, agent or other person acting on behalf of the Company, nor any subsidiary of the Company, has, in the course of that person's actions for, or on behalf of, the Company, (a) used any corporate assets for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic governmental official or employee.

          3.20 Taxes. The Company and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for tax purposes of which the Company or any of its subsidiaries is or has been a member, have timely filed all tax returns required to be filed by them and have paid all taxes shown thereon to be due. These returns and reports are true and complete in all material respects. The Company and each of its subsidiaries have paid all taxes and other assessments due. The Company and each of its subsidiaries have provided adequate accruals in accordance with generally accepted accounting principles in its financial statements for any taxes that have not been paid, whether or not shown as being due on any tax returns. There is (i) no material claim for taxes that is a lien against the property of the Company or any of its subsidiaries or is being asserted against the Company or any of its subsidiaries other than liens for taxes not yet due and payable, (ii) no audit of any tax return of the Company or any of its subsidiaries being conducted by a tax authority, (iii) no extension of the statute of limitations on the assessment of any taxes granted by the Company or any of its subsidiaries and currently in effect, and (iv) no agreement, contract or arrangement to which the Company or any of its subsidiaries is a party that may result in the payment of any amount that would not be deductible by reason of Sections 162(m), 280G or 404 of the Code. Neither the Company nor any of its subsidiaries has ever been a member of any combined, controlled, consolidated or affiliated group (other than the group of which the Company is the parent) for tax purposes. Neither the Company nor any of its subsidiaries is a party to any tax sharing or tax allocation agreement nor does the Company or any of its subsidiaries owe any amount under any such agreement. Neither the Company nor any of its subsidiaries has been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

          3.21 Environmental Matters.

          (a) Hazardous Materials Activities. Neither the Company nor any of its subsidiaries has (i) transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials (as hereinafter defined) in violation of Environmental Laws, or (ii) disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product containing a Hazardous Material (collectively "Hazardous Materials Activities") in violation of any Environmental Laws in effect prior to or as of the date hereof, which violation has not heretofore been cured or for which there is any remaining liability. "Hazardous Materials" shall mean any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

          (b) Permits. The Company and its subsidiaries hold all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of the Company's and its subsidiaries' Hazardous Material Activities and other businesses as such activities and businesses are currently being conducted. The Company and its subsidiaries are and at all times have been in compliance in all material respects with the terms of the Environmental Permits, except where noncompliance has heretofore been cured or where there is no remaining liability.

          (c) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, claim or injunction is pending, and to the Company's knowledge, no action, proceeding, revocation proceeding, amendment procedure, writ, claim or injunction has been threatened by any governmental entity against the Company or any of its subsidiaries concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activities of the Company or any of its subsidiaries.

          3.22 Disclosure. This Agreement, the Schedules and Exhibits hereto, the Registration Rights Agreement, and all other documents delivered to the Purchasers in connection herewith or therewith at the Closing, do not and will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no facts that will, individually or in the aggregate, result in a Material Adverse Effect that have not been disclosed in the SEC Documents or to the Purchasers in this Agreement (including the Schedules and Exhibits hereto), the Registration Rights Agreement and all other documents delivered to the Purchasers in connection herewith or therewith at the Closing.

          3.23 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchasers. The issuance of the Shares to the Purchasers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

     4. Representations and Warranties of the Purchaser. Each of the Purchasers, severally and not jointly, represents and warrants to the Company as follows:

          4.1 Authorization. All action on the part of the Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been, or, prior to Closing, will be taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of the Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Purchaser has all requisite corporate power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

          4.2 Purchase Entirely for Own Account. The Purchaser is acquiring the Shares being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act.

          4.3 Investor Status; Etc. The Purchaser certifies and represents to the Company that at the time the Purchaser acquires any of the Shares, such Purchaser will be an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. The Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. The Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

          4.4 Risk Factors.

          (a) The Purchaser acknowledges that an investment in the Company involves known and unknown risks, uncertainties and other factors which may result in such

Purchaser's loss of its entire investment. The Company is an early stage medical device company that develops, manufactures and markets medical devices for the treatment of certain cardiovascular and circulatory disorders. The Company has generated only limited revenue from sales of its products and expects its operating losses to continue through at least the end of fiscal 2002 as it continues to expend funds to conduct its research and development activities, establish commercial-scale manufacturing capabilities and expand its sales and marketing activities. There can be no assurance that the Company's products will be accepted by the medical community for use in treatment or will generate sufficient or sustainable revenues to enable the Company to be profitable.

          (b) The Purchaser acknowledges that such Purchaser has received a copy of the Company's annual report for the fiscal year ended June 30, 2000 and filed on Form 10-K and reviewed the section captioned "Factors That May Impact Future Operation" contained therein.

          4.5 Shares Not Registered. The Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

          4.6 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any material agreement or material instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

          4.7 Brokers. The Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

          4.8 Consents. All consents, approvals, orders and authorizations required on the part of the Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are, or will be, effective as of the Closing Date.

          4.9 Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule A hereto.

          4.10 Acknowledgement Regarding Placement Agent. Purchaser acknowledges that Dain Rauscher Wessels is acting as placement agent (the "Placement Agent") for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Shares by the Company, that the information and data provided to Purchaser in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Shares it has relied on its own examination of the Company and the terms of, and consequences, of holding the Shares. Purchaser further acknowledges that the provisions of this Section 4.10 are for the benefit of, and may be enforced by, the Placement Agent. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company.

          4.11 Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

     5. Certain Covenants of the Purchasers. Each Purchaser, severally and not jointly, covenants and agrees as follows:

          5.1 Forms 13D or 13G. Promptly following the Closing, the Purchaser shall, if required, file with the SEC any reports regarding its ownership of the Company's Common Stock as required by Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

          5.2 Reporting Obligations Pursuant to Section 16. The Purchaser shall, if required, agree to file with the SEC any reports required to be filed pursuant to Section 16(a) of the Exchange Act, and the rules and regulations promulgated thereunder, by such Purchaser, its officers, directors, employees or Affiliates within the time such filings are required to be made and to provide the Company with a copy of all such filings promptly thereafter.

          5.3 Securities Law Transfer Restrictions. The Purchaser shall not sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 5.3 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 5.3. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 5.3.

          5.4 Legends. Each certificate representing any of the Shares shall be endorsed with the legends set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived in writing by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE.

          5.5 Standstill Provisions; Limitations on Ownership of Stock. Without the prior written consent of the Company's Board of Directors neither the Purchaser, nor any Affiliate of such Purchaser, or partnership, syndicate or group of which such Purchaser is a member, nor any entity affiliated with such Purchaser or with which such Purchaser is acting in concert (all of which shall together be referred to as a "Purchaser" in this Section 5.5) shall acquire (other than by the transactions contemplated under this Agreement or the vesting or exercise of warrants to purchase capital stock of the Company granted to the Purchaser by the Company), directly or indirectly, beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) of any Voting Stock (as defined below) of the Company if after such acquisition the Purchaser would beneficially own more than thirty-five percent (35%) of the total combined voting power of the Voting Stock then outstanding. For purposes of this Agreement, "Voting Stock" shall mean the Common Stock and Preferred Stock of the Company, any securities convertible into or exchangeable for the Common or Preferred Stock, any other right to acquire Common or Preferred Stock, any other right to acquire any securities convertible into or exchangeable for Common or Preferred Stock, and other securities issued by the Company having the power to vote in the election of directors of the Company.

     6. Certain Covenants of the Company.

          6.1 Proxy Statement.

          (a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC preliminary proxy materials which shall constitute the preliminary Proxy Statement in connection with the sale of the Shares. As promptly as practicable after comments are received from the SEC with respect to the preliminary proxy materials, the

Company shall file with the SEC the definitive Proxy Statement, which Proxy Statement shall comply in all material respects with the applicable requirements of the Exchange Act and Securities Act, respectively, and the applicable rules and regulations of the SEC thereunder.

          (b) The Company shall cause the Proxy Statement to be mailed to its stockholders and after the Proxy Statement shall have been so mailed, promptly circulate any amended, supplemental or supplemented proxy material, if any, and, if required in connection therewith, resolicit proxies.

          (c) The Company shall use its best efforts to obtain approval for quotation on the Nasdaq National Market (and each other national securities exchange or automated quotation system, if any, on which shares of the Company's Common Stock are then listed or traded), upon official notice of issuance, of the Shares.

          (d) The Company shall make all necessary filings with respect to the sale of Shares under the Securities Act and the Exchange Act and the rules and regulations thereunder and under applicable blue sky or similar laws and shall use its best efforts to obtain required approvals and clearances with respect thereto.

          6.2 Stockholder Approvals; Recommendations. The Company, acting through its Board of Directors, shall call, give notice of, convene and hold a meeting of the holders of the Common Stock of the Company for the purpose of voting upon the sale of the Shares (the "Stockholders' Meeting"). The Company shall ensure that the Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Stockholders' Meeting are solicited in compliance with all applicable laws, regulations, orders, judgments and decrees.

          6.3 Notices of Certain Events. The Company hereto shall promptly notify Purchasers of:

          (a) the receipt by the Company of any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) the receipt by the Company of any notice or other communication from any governmental entity in connection with the transactions contemplated by this Agreement;

          (c) the Company obtaining knowledge of any actions, suits, claims investigations or proceedings commenced or threatened against, relating to or involving or otherwise affecting the Company or the Purchasers, as the case may be, or any of their respective subsidiaries which relate to the consummation of the transactions contemplated by this Agreement; and

          (d) the Company obtaining knowledge of the occurrence, or failure to occur, of any event which occurrence or failure to occur will be likely to cause (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (B) any material failure of any party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

          6.4 Purchase Information. The Company will keep the Purchasers informed of the Company's best estimate of the earliest date on which the registration statement by which the Company will register the Shares sold hereunder pursuant to the terms of the Registration Rights Agreement (the "Registration Statement"), or any post-effective amendment thereto, will become effective and will notify each Purchaser (i) when the Registration Statement or any post-effective amendment to such Registration Statement is filed or becomes effective, (ii) of any request by the SEC for an amendment or any supplement to such Registration Statement or any related prospectus, or any other information request by any other governmental agency directly relating to the offering, and
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose.

          6.5 Restrictions on Subsequent Offerings. The Company agrees that during the period beginning on the Closing Date and ending on and including the date which is ninety (90) days after the Closing Date (the "Limitation Period"), the Company will not issue and sell (i) shares of the Company's common stock at a price per share of less than $4.25, or (ii) any options, warrants or any other securities of the Company convertible or exchangeable into or for common stock of the Company at a conversion or exercise price per share of less than $4.25 (such sales to be collectively referred to as a "Subsequent Dilutive Offering"). In the event the Company shall, during the Limitation Period, complete a Subsequent Dilutive Offering, the Company shall, within ten (10) days of the closing of the Subsequent Dilutive Offering, pay to each Purchaser an amount equal to the number of Shares purchased by such Purchaser multiplied by the difference between $4.25 and the effective purchase price per common share (as of the date of sale) of the securities sold in the Subsequent Dilutive Offering; provided, however, that Subsequent Dilutive Offerings shall be deemed to not include any of the following: (i) securities issued in connection with a loan or leasing arrangement with a commercial bank, equipment lessor or insurance company, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) or (C) as consideration for the acquisition of a business, product, license or other assets by the Company, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and (iv) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, directors or consultants.

          6.6 Stock Option Matters. The Company shall, within thirty (30) days of the Closing Date, adopt such amendments to the Company's stock option plans, restricted stock plans, stock purchase plans and its Bylaws to provide (i) that, unless approved by the holders of a majority of the voting stock (voting together as a single class), the Company shall not grant any stock options with an exercise price of less than 100% of the fair market value of the underlying stock on the date of grant, (ii) that these amendments may not be further amended or repealed without the affirmative vote of the holders of a majority of the voting stock of the Company (voting together as a single class) and (iii) that, unless approved by the holders of a majority of the voting stock (voting together as a single class), the Company will not amend, waive or repeal Sections 8.8 and 8.9 of its Bylaws. The Company shall provide to each of the Purchasers such documents or instruments used to effect the foregoing provisions of this Section 6.6 promptly upon such amendments being brought into force.

          6.7 Securities Compliance. The Company shall do all things necessary and advisable as is necessary to enable the Purchasers to utilize Form S-3 for the sale of their Registrable Securities as contemplated in the Registration Rights Agreement.

          6.8 No Integration. The Company will not make any offers or sales of any security (other than the Shares) under circumstances that would cause the offering of the Shares to be integrated with any other offering of securities by the Company (i) for the purposes of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

          6.9 Efforts. The Company shall, and shall cause its respective subsidiaries to, cooperate and use their best efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, their best efforts to (i) obtain, prior to the Closing Date, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Company and its subsidiaries, (ii) defend against and respond to any action, suit, proceeding or investigation relating to the transactions contemplated by this Agreement and (iii) provide such assistance as is reasonably requested by any of the Purchasers in preparing any filings and obtaining any approvals required under the Hart-Scott-Rodino Antitrust Act of 1976 prior to the Closing Date, in each case as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the sale of Shares.

     7. Conditions Precedent to Closing

          7.1 Conditions to the Obligation of Each Purchaser to Consummate the Closing. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date in all material respects with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct in all respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this
Section 7.1(a)).

          (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed by it or with which it is required to have complied on or before the Closing Date.

          (c) Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by the Company.

          (d) Stockholder Approval. The Company shall have satisfied all stockholder approval requirements of applicable law, rule or regulation, including provisions of the Nasdaq Stock Market, or any other exchange or market on which the Common Stock is then listed or traded, with respect to the issuance of 20% or more of the Company's Common Stock.

          (e) Series B Preferred Approval. The Company shall have received the required approval of the holders of the outstanding Series B Convertible Preferred Stock of the Company for the sale of the Shares.

          (f) HSR Act. All waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the transactions contemplated hereby will have expired or terminated early.

          (g) Adverse Change. Since the date of the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, no event which had, or could be reasonably expected to have, a Material Adverse Effect, and no material adverse change in the financial condition or prospects of the Company, shall have occurred.

          (h) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (i) Consents. The purchase of and payment for the Shares by each Purchaser shall not be prohibited by any law or governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

          (j) Proceedings and Documents. All instruments and corporate proceedings in connection with the transactions specifically contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to each Purchaser, and each Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser may have reasonably requested in connection with such transactions.

          (k) Securities Compliance. The Company shall have taken all action necessary to comply with any federal or state securities laws applicable to the transactions contemplated by this Agreement.

          (l) Compliance Certificate. The Company shall deliver to each Purchaser at the Closing a certificate signed by the President of the Company stating that the Company has complied with or satisfied each of the conditions to the Purchaser's obligation to consummate the Closing set forth in Sections 7.1(a) - (b), 7.1(d) - (i) and 7.1(k), unless waived in writing by such Purchaser.

          (m) Opinion of Counsel. The Company shall deliver to each Purchaser at Closing an opinion of counsel for the Company, dated as of the Closing Date, in the form attached hereto as Exhibit B.

          (n) Stock Certificate. The Company shall deliver to each Purchaser at the Closing a duly executed stock certificate evidencing the shares of Common Stock purchased by such Purchaser at the Closing.

          7.2 Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell the Shares at the Closing is subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties contained herein of the Purchasers shall be true and correct on and as of the Closing Date in all material respects with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct in all respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 7.2(a)).

          (b) Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

          (c) Performance. Each Purchaser shall have performed all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to the Closing Date.

          (d) Stockholder Approval. The Company shall have received the approval of its stockholders required under applicable law, including provisions of the Nasdaq Stock Market, or any other exchange or market on which the Common Stock is then listed or traded, with respect to the issuance of twenty percent (20%) or more of the Company's Common Stock.

          (e) Series B Preferred Approval. The Company shall have received the required approval of the holders of the outstanding Series B Convertible Preferred Stock of the Company for the sale of the Shares.

          (f) HSR Act. All waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the transactions contemplated hereby will have expired or terminated early.

          (g) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (h) Investors' Questionnaire. Each Purchaser shall have executed and delivered to the Company and the Placement Agent a Purchaser's Questionnaire, in the form attached hereto as Exhibit C, pursuant to which each Purchaser shall provide information necessary to confirm each of the Purchasers' status as an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act)".

          (i) Payment. Each Purchaser shall have paid the Purchase Price set forth in Section 2.3.

     8. Termination; Liabilities Consequent Thereon.

          8.1 Termination. This Agreement may be terminated and the transactions contemplated hereunder abandoned by the Company with respect to a Purchaser and/or by a Purchaser (but, in either case, only with respect to that Purchaser) at any time prior to the Closing only as follows:

          (a) by a Purchaser, upon notice to the Company, if the conditions set forth in Section 7.1 shall not have been satisfied on or prior to January 31, 2001;

          (b) by the Company, upon notice to a Purchaser, if the conditions set forth in Section 7.2 shall not have been satisfied with respect to such Purchaser on or prior to January 31, 2001;

          (c) at any time by mutual agreement of the Company and a Purchaser;

          (d) by a Purchaser, if there has been any material breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof, (it being understood and agreed by such Purchaser that, in the case of any representation or warranty of the Company contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 8.1(d) if such representation or warranty was not true and correct in all respects at the time such representation or warranty was made by the Company); or

          (e) by the Company with respect to a Purchaser, if there has been any material breach of any representation, warranty or any material breach of any covenant by such Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of a Purchaser contained herein which is hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 8.1(e) if such representation or warranty was not true and correct in all respects at the time such representation or warranty was made by such Purchaser).

          8.2 Liability. Any termination pursuant to this Section 8 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement (which is not cured as permitted under Section 8.1(d) or 8.1(e)) in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement.

     9. Miscellaneous Provisions.

          9.1 Public Statements or Releases. None of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 9.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

          9.2 Further Assurances. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          9.3 Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

          9.4 Notices

          (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. Any notice or other communication delivered by hand shall be deemed to have been delivered and received on the date on which such notice or communication is actually received, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

          (b) All correspondence to the Company shall be addressed as follows:

              Cardiac Pathways Corporation
              995 Benecia Avenue
              Sunnyvale, California 94086
              Telephone: (408) 737-0505
              Facsimile: (408) 737-1700

              Attention: Eldon Bullington, Chief Financial Officer

          with a copy to:

              Wilson Sonsini Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, California  94304
              Telephone: (650) 493-9300
              Facsimile: (650) 845-5000

              Attention: Chris F. Fennell

          (c) All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth across from such Purchaser's name on Schedule A.

          (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

          9.5 Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

          9.6 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

          9.7 Governing Law; Injunctive Relief

          (a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of California and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

          (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the County of Alameda, State of California, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

          9.8 Amendments. This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Company and those Purchasers holding a majority of the aggregate number of Shares held by all of the Purchasers. Notwithstanding the foregoing, the Company may at its election, by notifying the Purchasers, amend this Agreement to add as parties to this Agreement additional purchasers of Common Stock pursuant to Section 2.4 hereof.

          9.9 Expenses. Each party will bear its own costs and expenses in connection with this Agreement, except that the Company shall pay the legal fees and expenses of Shartsis, Friese & Ginsburg LLP ("SF&G"), counsel for Van Wagoner Capital Management and its Affiliates (collectively, "VWCM"), regardless of whether or not the Closing occurs, in an amount not to exceed $25,000 incurred in connection with the negotiation and preparation of this Agreement, the Registration Rights Agreement and the transactions contemplated hereby and thereby, which payment shall be made within ten (10) days after receiving an invoice therefor. For the avoidance of doubt, no fees paid to SF&G pursuant to this Section 9.9 shall be deemed to be payment to counsel for the "Investors" (as defined in the Registration Rights Agreement) as required to be made by the Company pursuant to Section 8 of the Registration Rights Agreement.

          9.10 Assignment.

(a) The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

          (b) Notwithstanding anything set forth herein, the Company may assign all of its rights and obligations under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets. This Agreement shall survive any such merger or reorganization of either party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be required hereunder.

          (c) Notwithstanding anything set forth herein, a Purchaser may assign all of its rights and obligations under this Agreement to an affiliated pooled investment partnership or fund under common investment management with such Purchaser without the consent of the Company.

          9.11 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

          9.12 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and in accordance with the provisions of Section 9.8 hereof.

          9.13 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Registration Rights Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          9.14 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling person, officers, directors, partners, agents or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Common Stock or the execution of or performance under any of this Agreement or the Registration Rights Agreement.

          9.15 Representation. Each party hereto acknowledges that (a) VWCM has retained SF&G to represent VWCM in connection with this Agreement, the Registration Rights Agreement and the transaction related hereto and thereto,
(b) the interests of VWCM may not necessarily coincide with the interests of other Purchasers, (c) SF&G does not represent any Purchaser other than VWCM, and (d) each Purchaser has consulted with, or has had an opportunity to consult with, its own legal counsel and has not relied on SF&G for legal counsel in connection with this Agreement, the Registration Rights Agreement and the transactions related hereto and thereto.

          9.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall be considered one and the same agreement.


              [Remainder of this Page is Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                   CARDIAC PATHWAYS CORPORATION


                                   By: /s/ Thomas M. Prescott
                                      ------------------------------------------
                                   Name:   Thomas M. Prescott
                                   Title:  President and Chief Executive Officer


                                   VAN WAGONER FUNDS


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:   Audrey Lam Buchner
                                   Title:  Managing Director


                                   VAN WAGONER CAPITAL PARTNERS, L.P.
                                   by Van Wagoner Management LLC, its General
                                   Partner


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:   Audrey Lam Buchner
                                   Title:


                                   VAN WAGONER CROSSOVER FUND, LP
                                   by Van Wagoner Management LLC, its General
                                   Partner


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:   Audrey Lam Buchner
                                   Title:

                                   BANK OF AMERICA VENTURES


                                   By: /s/ Mark Brooks
                                      ------------------------------------------
                                   Name:  Mark Brooks
                                   Title: Principal


                                   BA VENTURE PARTNERS V


                                   By: /s/ Mark Brooks
                                      ------------------------------------------
                                   Name:  Mark Brooks
                                   Title: General Partner


                                   STATE OF WISCONSIN INVESTMENT BOARD


                                   By: /s/ John F. Nelson
                                      ------------------------------------------
                                   Name:  John F. Nelson
                                   Title: Investment Director


                                   SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:  David Greenhouse
                                   Title: Managing Director

                                   MORGAN STANLEY VENTURE PARTNERS III, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal


                                   MORGAN STANLEY VENTURE INVESTORS III, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal


                                   THE MORGAN STANLEY VENTURE
                                   PARTNERS ENTREPRENEUR FUND, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal

                                   FARIA FUND LTD


                                   By: /s/ Mai Pogue
                                      ------------------------------------------
                                   Name:  Mai N. Pogue
                                   Title: Investment Manager


                                   TRELLIS HEALTH VENTURES, L.P.,

                                   By: THV Management LLC, the General Partner
                                   of Trellis Health Ventures, L.P.


                                   By: /s/ Paul J. Felton
                                      ------------------------------------------
                                   Name:  Paul J. Felton
                                   Title: Manager


                                   FOGARTY FAMILY REVOCABLE TRUST


                                   By: /s/ Thomas J. Fogarty
                                      ------------------------------------------
                                   Name:  Thomas J. Fogarty, M.D.
                                   Title: Trustee

                                   Schedule A

                            Schedule of Purchasers


                                                          Common    Aggregate
Purchaser                                                 Shares     Proceeds
---------                                                 ------    ---------

Van Wagoner Funds                                      3,529,412  $15,000,000
345 California Street, Suite 2450
San Francisco, CA 94104


Bank of America Ventures                                 500,000  $2,125,000
BA Venture Partners V                                     88,235    $375,000
950 Tower Lane, Suite 700
Foster City, CA 94404         Subtotal:                  588,235  $2,500,000


Morgan Stanley Venture Partners III, L.P.                516,062  $2,193,264
Morgan Stanley Venture Investors III, L.P.                49,551    $210,592
The Morgan Stanley Venture Partners Entrepreneur
  Fund, L.P.                                              22,622     $96,144
1221 Avenue of the Americas
New York, NY 10020            Subtotal:                  588,235  $2,500,000


State of Wisconsin Investment Board                      588,235  $2,500,000
Lake Terrace
121 E Wilson Street
PO Box 7842
Madison, WI 53707


Special Situations Private Equity Fund, L.P.             470,588  $2,000,000
153 East 53rd Street, Floor 55
New York, NY 10022


Faria Fund Ltd.                                           47,059    $200,000
c/o Pogue Capital Management
60 Patterson Avenue
Greenwich, CT 06830


Thomas J. Fogarty, M.D.                                   23,529    $100,000
3270 Alpine Road
Portola Valley, CA 94028


Trellis Health Ventures, L.P.                             23,529    $100,000
1 Sansome Street, Suite 2100
San Francisco, CA 94104


Total                                                  5,858,823 $24,900,000

                                   Schedule B

                              DISCLOSURE SCHEDULE


     The following are the exceptions to the representations and warranties of the Company set forth in Section 3 of the Agreement. Each exception applies to each section of the Agreement to which it pertains, whether or not the specific section numbers are indicated below. All capitalized terms used and not otherwise defined shall have the meanings given them in the Agreement.

Section 3.2 - Capitalization

     The SEC Documents currently disclose that each share of Series B Convertible Preferred Stock of the Company is convertible into 200 shares of Common Stock. After the Closing, each share of Series B Convertible Preferred Stock will be convertible into 218 shares of Common Stock.

     The Company will be asking the shareholders, at the upcoming Annual Shareholders' meeting currently scheduled for December 20, 2000, to approve an amendment to the 1998 Employee Stock Purchase Plan to provide for a one-time increase of 50,000 shares of Common Stock to the number of shares available for sale under this plan, which increase will be effective November 1, 2000, and to modify the annual automatic increase in the number of shares available for grant under the 1998 Employee Stock Purchase Plan by increasing it from (i) the lesser of 40,000 shares, or 1.5% of the outstanding shares of the Company, to
(ii) the lesser of 150,000, 3.0% of the outstanding shares of the Company, or a lesser amount determined by the Board of Directors.

Section 3.17 - Japan Lifeline License Agreement for Ensemble/Trio

     The Company is in process of negotiating a non-exclusive license with Japan Lifeline Company LTD ("JLL") to manufacture and market its 2F Ensemble Catheter and Trio Enducer products in Japan. JLL is currently purchasing from the Company and distributing these products into the Japan market. The agreement would have no material impact on FY2001 revenues. FY2002 revenues would be reduced by approximately $1.5M or less than 5% of projected revenues for the year. The Company would receive a series of payments totaling $1.6M within six months of the effective date of the agreement for technology transfer and royalties. Based on sales volume the Company would have the opportunity to earn additional royalties over the life of the agreement (projected to be in place for approximately 10 years). The Company and JLL would continue the existing distribution relationship for the Company's Radii, Chilli, and RPM products as well as other potential new products.

                                   Exhibit A


                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 3, 2000 by and among (i) Cardiac Pathways Corporation, a Delaware corporation (the "Company"), (ii) Van Wagoner Funds, Van Wagoner Capital Partners, L.P., Van Wagoner Crossover Fund, BankAmerica Ventures, BA Venture Partners V, Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P., and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., State of Wisconsin Investment Board, Special Situations Fund, Pogue Capital Management and Trellis Health Ventures, L.P. (collectively the "Initial Investors") and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, (x) the provisions of
Section 2.4 of the Stock Purchase Agreement (defined below) or (y) the provisions of Section 13 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

     WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 5,835,293 shares (the "Purchased Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "Stock Purchase Agreement"); and

     WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Initial Investors to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

     "Board" shall mean the board of directors of the Company.

     "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "Investors" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term "Investors" shall not include any Initial Investors or any of the Investor Permitted Transferees that cease to own or hold any Registrable Shares.

     "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

     "Qualifying Holder" shall have the meaning ascribed thereto in Section 13 hereof.

     "Registrable Shares" shall mean (i) the Purchased Shares and any shares issued in respect thereof, (ii) shares of the Company's Common Stock issuable on exercise of the Warrants (as defined in Section 4 hereof) issued pursuant to this Agreement and (iii) any Common Stock of the Company issued as (or issuable on the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (i) and (ii) above.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. EFFECTIVENESS; TERMINATION. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, if the Stock Purchase Agreement is terminated pursuant to Section 8 thereof.

     3. MANDATORY REGISTRATION.

     (a) Within thirty days after the Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all Registrable Shares, subject to the consent of the Investors holding at least a majority of the Registrable Shares) for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use best efforts to cause the Registration Statement to become effective as soon as practicable after filing. The Company shall be required to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, (ii) such time as all the Registrable Shares held by the Investors can be sold pursuant to Rule 144 within a given three-month period without volume limitation and without compliance with the registration requirements of the Securities Act or
(iii) the second anniversary of the date on which the Registration Statement is declared effective, subject to extension as set forth below (such date is referred to herein as the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto).

     (b) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

     4. WARRANT COVERAGE.

     (a) In the event the Company has not filed the Registration Statement with the SEC within thirty (30) days after the Closing, the Company shall issue to each Investor a warrant in the form attached hereto as Exhibit A (each, a "Warrant" and, collectively, the "Warrants") to acquire that number of shares of Common Stock of the Company equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (b) At the end of each thirty (30) day period (or a portion thereof), after the initial thirty day period referred to in Section 4(a), that the Registration Statement has not been filed with the SEC, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement, multiplied by (iii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement was filed with the SEC and the denominator of which is thirty. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (c) In the event the Registration Statement has not been declared effective by the SEC within seventy (70) days after the Closing, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock of the Company equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (d) At the end of each thirty-day period (or a portion thereof), after the initial seventy (70) day period referred to in Section 4(c), that the Registration Statement has not been declared effective by the SEC, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by,
(ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement, multiplied by (iii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement was declared effective by the SEC and the denominator of which is thirty. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (e) The Company shall execute such other and further certificates, instruments and other documents as may be reasonably requested by the Investors or reasonably necessary or proper to implement, complete and perfect the Investors' rights under this Section 4 and Section 3 and to freely trade the Registrable Shares without limitation or restriction imposed or created by the Company or securities law.

     5. "PIGGYBACK" REGISTRATION RIGHTS.

     (a) If, at any time after the Mandatory Registration Termination Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (whether as a demand registration right or a Form S-3 registration right, but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors holding Registrable Shares written notice of its intent to do so. If, within twenty (20) days of giving such notice, the Company shall receive from an Investor a written request to include its Registrable Shares in such registration, the Company shall use commercially reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; provided, however, that (i) the number of Registrable Shares proposed to be sold by such selling Investor will be at least ten percent (10%) of the total number of Registrable Shares then held by such participating selling Investor (or a lesser percentage if the gross proceeds to the selling Investor resulting from the sale of such Registrable Shares will equal at least $2,000,000), (ii) such selling Investor may not include its Registrable Shares in such registration if the Investor can sell all such Registrable Shares pursuant to Rule 144 within a given three-month period without volume limitation and without compliance with the registration requirements of the Securities Act, (iii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register and (iv) in the event (x) the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising registration rights pursuant to any other agreement with the Company and (y) the proposed managing underwriter advises the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, then the rights of such selling Investor shall be as provided in
Section 5(b) hereof.

     (b) If a registration pursuant to Section 5(a) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 5(a) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them beneficially owns.

     (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 5 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

     6. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 and 5 hereof to file a Registration Statement with the SEC and to use its best efforts to cause the Registration Statement to become effective as soon as practicable after filing, the Company shall, as expeditiously as reasonably possible, subject to Section 12 hereof:

     (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

     (b) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 6(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

     (c) Notify the selling Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 12 hereof the Company will promptly prepare (and, when completed, deliver to each selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 6(c) and deliver copies of same as above provided in Section 6(b) hereof);

     (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of all states requiring such securities or Blue Sky registration or qualification, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

     (e) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

     (f) Provide a transfer agent and registrar for all Registrable Shares registered hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration; and

     (g) If an Investor's Registrable Shares are being sold through an underwritten public offering, the Company shall furnish to each selling Investor whose shares of Registrable Shares are being registered pursuant to
Section 5, on the date that such Registrable Shares are delivered to the underwriters for sale, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities addressed to the underwriters.

     7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

     8. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Investors selected by the selling Investors, shall be borne by the Company.

     9. DELAY OF REGISTRATION. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     10. INDEMNIFICATION.

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor (including, without limitation, the partners or officers, directors and stockholders of such Investor, legal counsel and accountants for such Investor), any investment banking firm acting as an underwriter for the selling Investors, any broker/dealer acting on behalf of any selling Investors and each officer and director of such selling Investor, such underwriter, such broker/dealer and each person, if any, who controls such selling Investor, such underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
(i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law; and will reimburse such selling Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors, any underwriter for them, any broker/dealer acting on their behalf or controlling person with respect to them.

     (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Investors, or any broker/dealer acting on behalf of the Company or any selling Investors, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder (when aggregated with amounts contributed, if any, pursuant to Section 10(d)) shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's reasonable legal fees and expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 10.

     (d) If the indemnification provided in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an Investor under this Section 10(d), when aggregate with amounts paid, if any, pursuant to
Section 10(b), exceed the proceeds (net of underwriting discounts and commissions, if any) from the sale of Registrable Shares hereunder received by such Investor. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) The obligations of the Company and Investors under this Section 10 shall survive the completion of any offering of Registrable Shares in a Registration Statement under Sections 3 and 5, and otherwise.

     (f) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     11. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Registrable Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports, documents and other information as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Registrable

Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

     12. DEFERRAL. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 30 days after delivery by the Company of the certificate referred to above in this Section 12; provided, however, that the Company may not utilize this right more than two (2) times in any twelve month period and that the Company shall not register shares for its own account during the Suspension Period except in connection with a merger or the registration of shares relating to a stock option, stock purchase or similar plan. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

     13. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and be bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. For purposes of this Section 13, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any corporation or partnership controlling, controlled by, under common control or under common investment management with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 50% of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell all such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

     14. ENTIRE AGREEMENT. This Agreement (including the exhibits hereto) constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     15. MISCELLANEOUS.

     (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company. Notwithstanding the foregoing, the Company may at its election by notifying the Initial Investors amend this Agreement to add as parties to this Agreement additional purchasers of Common Stock pursuant to the Stock Purchase Agreement.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 13 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Registrable Shares provided that the terms and conditions of Section 13 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

     (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by mail, courier (overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

         (ii) All correspondence to the Company shall be addressed as follows:

              Cardiac Pathways Corporation
              995 Benecia Avenue
              Sunnyvale, CA  94086
              Attention: Eldon Bullington
              Title: Chief Financial Officer
              Fax: (408) 720-2171

         with a copy to:

              Wilson Sonsini Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, California 94304
              Attention: Chris F. Fennell
              Fax (650) 845-5000

        (iii) All correspondence to any Investor shall be sent to the most recent address furnished by the Investor to the Company.

     (d) Any Investor may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     (f) If any action at law or in equity is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     (g) If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

     (h) Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     (i) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


                                   CARDIAC PATHWAYS CORPORATION


                                   By: /s/ Thomas M. Prescott
                                      ------------------------------------------
                                   Name:  Thomas M. Prescott
                                   Title: President and Chief Executive Officer


                                   VAN WAGONER FUNDS


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:  Audrey Lam Buchner
                                   Title: Managing Director


                                   VAN WAGONER CAPITAL PARTNERS, L.P.
                                   by Van Wagoner Management LLC, its General
                                   Partner


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:   Audrey Lam Buchner
                                   Title:


                                   VAN WAGONER CROSSOVER FUND, LP
                                   by Van Wagoner Management LLC, its General
                                   Partner


                                   By: /s/ Audrey Lam Buchner
                                      ------------------------------------------
                                   Name:   Audrey Lam Buchner
                                   Title:

                                   BANK OF AMERICA VENTURES


                                   By: /s/ Mark Brooks
                                      ------------------------------------------
                                   Name:  Mark Brooks
                                   Title: Principal


                                   BA VENTURE PARTNERS V


                                   By: /s/ Mark Brooks
                                      ------------------------------------------
                                   Name:  Mark Brooks
                                   Title: General Partner


                                   STATE OF WISCONSIN INVESTMENT BOARD


                                   By: /s/ John F. Nelson
                                      ------------------------------------------
                                   Name:  John F. Nelson
                                   Title: Investment Director


                                   SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:  David Greenhouse
                                   Title: Managing Director

                                   MORGAN STANLEY VENTURE PARTNERS III, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal


                                   MORGAN STANLEY VENTURE INVESTORS III, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal


                                   THE MORGAN STANLEY VENTURE PARTNERS
                                   ENTREPRENEUR FUND, L.P.

                                   By: Morgan Stanley Venture Partners III, LLC
                                         its General Partner
                                   By: Morgan Stanley Venture Capital III, Inc.,
                                         its Institutional Managing Member


                                   By: /s/ Debra Abramovitz
                                      ------------------------------------------
                                   Name:  Debra Abramovitz
                                   Title: Principal

                                   FARIA FUND LTD


                                   By: /s/ Mai N. Pogue
                                      ------------------------------------------
                                   Name:  Mai N. Pogue
                                   Title: Investment Manager


                                   TRELLIS HEALTH VENTURES, L.P.,

                                   By: THS Management LLC, the General Partner
                                   of Trellis Health Ventures, L.P.


                                   By: /s/ Paul J. Felton
                                      ------------------------------------------
                                   Name:  Paul J. Felton
                                   Title: Manager


                                   FOGARTY FAMILY REVOCABLE TRUST


                                   By: /s/ Thomas J. Fogarty
                                      ------------------------------------------
                                   Name:  Thomas J. Fogarty, M.D.
                                   Title: Trustee

                                   Exhibit A


                                FORM OF WARRANT

THIS WARRANT AND THE SHARES OF EQUITY SECURITIES THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE.

                                                Void after ___________ __, ____


                          Cardiac pathways corporation
                         Common STOCK PURCHASE WARRANT


No. ____ - _____                                             ________  __, ____


THIS CERTIFIES THAT, for value received, ______________ (together with its permitted assignees, the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase (subject to Section 1 hereof) up to ________ shares (the "Shares") of fully paid and nonassessable Common Stock, par value $0.001 per share, of Cardiac Pathways Corporation, a Delaware corporation (the "Company"), at an exercise price of $4.25 per Share (as the same may be adjusted from time to time in accordance with Section 4 hereof, the "Exercise Price").

         The Warrant is one of a series of warrants (collectively, the "Warrants") issued to certain investors of the Company, dated of even date herewith, in accordance with the provisions of Section 4 of the Registration Rights Agreement entered into between the Company and the Investors named therein and dated as of November 3, 2000 (the "Registration Rights Agreement"). Any terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Registration Rights Agreement.

     1. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., local time in Santa Clara, California, on ________ __, _____ [5 years after the date of grant of the Warrant].

     2. Exercise of Warrant.

     (a) General. This Warrant may be exercised by the Holder as to the whole or any lesser number of the Shares covered hereby, upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise and Investment Representation Statement attached hereto as Exhibit A, duly completed and executed by the Holder, and payment to the Company of the aggregate exercise price for the Shares to be purchased, as determined in accordance with the terms hereof, in the form of (i) a check made payable to the Company, (ii) a wire transfer according to the Company's instructions, or (iii) any combination of (i) and (ii). The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a stockholder of record of those Shares for which the warrant has been exercised with all rights of a stockholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant is to be exercised in respect of less than all of the Shares covered hereby, the Holder shall be entitled to receive, and the Company shall issue, a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

     (b) Net Issue Exercise. In lieu of exercising this Warrant via cash payment, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of election to exercise by means of a net issuance exercise, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                  X = Y (A - B)
                      ---------
                           A

Where         X       =      the number of Shares to be issued to the Holder.

              Y       =      the number of Shares purchasable under this
                             Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

              A       =      the Fair Market Value (as defined below) of one
                             Share (at the date of such calculation).

              B       =      the exercise price for the Shares (as adjusted to
                             the date of such calculation).

     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     (c) Fair Market Value. For purposes of this Section 2, the "Fair Market Value" of one Share shall be determined as follows: (i) if the Common Stock of the Company is traded on a securities exchange, the Fair Market Value of one Share shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange over the 30-day period ending five business days prior to the date of determination of Fair Market Value; (ii) if the Common Stock of the Company is traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid and asked prices of the Common Stock of the Company over the 30-day period ending five business days prior to the date of determination of Fair Market Value; and
(iii) if there is no public market for the Common Stock of the Company, then fair market value shall be determined by mutual agreement of the Holder and the Company.

     (d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, but in any event, not later than ten business days after the date of exercise.

     3. Covenants of the Company. The Company covenants and agrees that: (i) all Shares that may be issued upon the exercise of the rights represented by the Warrants will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, free from all preemptive rights of any stockholders, free from all taxes, liens and charges with respect to the issue thereof and free and clear of any restrictions on transfer (other than under the Securities Act and state securities laws); and (ii) that during the period within which the rights represented by this Warrant may be exercised, the Company will, at all times, have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The offer, sale and issuance of the Shares issued on the exercise of this Warrant shall be exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

     4. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence as follows:

     (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation or as a result of which all of the outstanding capital stock of the Company is exchanged for capital stock of another corporation or other entity, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the surviving or successor corporation or other entity resulting from such merger or consolidation (or the corporation the capital stock of which is issued in exchange for the capital stock of the Company), to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation and the surviving or successor corporation or other entity in such merger or consolidation shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

     (b) Reclassification, etc. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into a different number of securities of the same class or classes or into the same or a different number of securities of any other class or classes, the Exercise Price shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

     (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, (i) the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and (ii) the number of securities issuable upon exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

     (d) Payment of Dividend. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Shares that is payable in (i) securities of the Company (other than issuances with respect to which adjustment is made under this Section 4), or (ii) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     5. Notice of Adjustments; Notices. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to Section 4 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the Holder. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 4 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such Holder would otherwise be entitled, such Holder shall be entitled, at its option, to receive either
(a) a
cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (b) a whole share if the Holder tenders the Exercise Price for one whole share.

     7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.


     (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

         "the securities represented hereby HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") or any state securities laws and MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT or any applicable state securities laws FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE."

     Said legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

          (i) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

          (ii) The Holder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

          (iii) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

          (iv) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     (b) Transfer of Warrant. This Warrant may be transferred or assigned by the Holder, in whole or in part, provided that the Holder (i) provides written notice to the Company prior to such transfer or assignment, and (ii) delivers to the Company, on the Company's reasonable request, a written opinion of such Holder's counsel reasonably satisfactory to the Company (or other evidence reasonably satisfactory to the Company) that such transfer does not require registration or qualification under the Securities Act and any applicable state securities law; provided, however, that this Warrant may be transferred by (i) a Holder which is a partnership or limited liability company to a partner, former partner, member, former member, or other affiliate of such partnership or limited liability company, as the case may be, or (ii) a Holder to any corporation or partnership controlling, controlled by, or under common investment management with such Holder, if, in each case, (a) the transferee agrees in writing to be subject to the terms of this Warrant; and (b) the Holder delivers notice of such transfer to the Company. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     8. Rights as Stockholders; Information. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Lost Warrants or Stock Certificates. The Company covenants to the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     11. Miscellaneous.

     (a) Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

     (b) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof.

     (c) Attorneys' Fees. In any litigation, arbitration, or court proceeding between the Company and a Holder relating hereto, the prevailing party shall be entitled to reasonable fees and expenses incurred in enforcing this Warrant, including attorney's fees.

     (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Majority Holders.

     (e) Notices

          (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. Any notice or other communication delivered by hand shall be deemed to have been delivered and received on the date on which such notice or communication is actually received, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

          (ii) All correspondence to the Company shall be addressed as follows:

               Cardiac Pathways Corporation
               995 Benecia Avenue
               Sunnyvale, California 94086
               Facsimile: (408) 737-1700
               Attention: Eldon Bullington, Chief Financial Officer

               with a copy to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California  94304
               Facsimile: (650) 845-5000
               Attention: Chris F. Fennell

          (iii) All correspondence to any Holder shall be sent to such Holder at the address set forth under such Holder's name on the signature page hereto.

          (iv) Any party may, at any time, by providing ten days' advance notice to the other party hereto, designate any other address in substitution of an address established pursuant to the foregoing.

     (f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     (g) Registration Rights. All Shares issuable upon exercise of this Warrant shall be deemed to be "Registrable Shares" or such other definition of securities entitled to registration rights pursuant to the Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Shares thereunder.

     (h) No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.


               [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company and the Holder have caused this Common Stock Purchase Warrant to be executed as of the date first above written.


                                            CARDIAC PATHWAYS CORPORATION


                                            By:
                                            Name:
                                            Title


ACKNOWLEDGED AND AGREED:

[Name of HOLDER]


By:

Name:

Title:

Address:

Telephone:
Facsimile:

                                   EXHIBIT A

                               NOTICE OF EXERCISE
                            COMMON STOCK WARRANT AND
                      INVESTMENT REPRESENTATION STATEMENT


To:      Cardiac Pathways Corporation

     1. Exercise Notice. The undersigned hereby elects to purchase _________ shares of Common Stock (the "Shares") of Cardiac Pathways Corporation (the "Company") pursuant to the terms of the attached Warrant, and (check the applicable box):

-------------------------------------------------------------------------------
 [ ]   Tenders herewith payment of the exercise price in
       full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for ____________
       shares of such securities and any transfer taxes payable pursuant to the terms of the Warrant.
-------------------------------------------------------------------------------
 [ ]   Elects the Net Issue Exercise option pursuant to
       Section 2(b) of the Warrant, and accordingly
       requests delivery of a net of ______________ shares
       of such securities.
-------------------------------------------------------------------------------

     2. Investment Representation Statement. Any terms used herein and not otherwise defined shall have the meanings ascribed thereto in that certain Registration Rights Agreement entered into between the Company and those Investors named therein and dated as of November 3, 2000 (the "Registration Rights Agreement"). In connection with the purchase of the above-listed Shares, the undersigned represents to the Company the following:

     (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Shares. The Holder is acquiring the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

     (b) The Holder understands that these Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

     (c) The Holder further understands that these Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

     (d) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     3. Legend. The undersigned understands the instruments evidencing the Shares may bear the following legend, in addition to any legend required by applicable state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE."

     4. Name of Registered Certificate Holder. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:

          Name:

          Address:



     IN WITNESS WHEREOF, the Holder has executed this Notice of Exercise and Investment Representation Statement effective this ___ day of ________, ______.


                                             WARRANT HOLDER


                                             By:

                                             Name:

                                             Title:

                                   EXHIBIT B


                                ASSIGNMENT FORM

 (To assign the foregoing Common Stock Purchase Warrant, execute this form and supply required information. Do not use this form to purchase shares.)




     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


                                 (Please Print)

whose address is
                                 (Please Print)





Dated:  ____________, ____



                    Holder's Signature:

                    Holder's Address:






                    Signature Guaranteed:





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   Exhibit B


                            INSTRUMENT OF ADHERENCE

     Reference is hereby made to that certain Registration Rights Agreement, dated as of _________, 2000, among Cardiac Pathways Corporation, a Delaware corporation (the "Company"), the Initial Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

     The undersigned, in order to become the owner or holder of ___________ shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of
___________________.


                                      Signature:
                                                -------------------------------
                                           Name:
                                          Title:


Accepted:

COMPANY


By:
   ----------------------------------------------------------------
           Name:  [name]
           Title: President and Chief Executive Officer


Date:
     --------------------------------

                                   Exhibit B


                                FORM OF OPINION


                               December 20, 2000


TO EACH OF THE PURCHASERS LISTED ON SCHEDULE A
TO THE CARDIAC PATHWAYS CORPORATION
COMMON STOCK PURCHASE AGREEMENT
DATED AS OF NOVEMBER 7, 2000


Ladies and Gentlemen:

     Reference is made to the Common Stock Purchase Agreement, dated as of November 7, 2000 (the "Purchase Agreement"), complete with all exhibits and schedules attached thereto, by and among Cardiac Pathways Corporation, a Delaware corporation (the "Company"), and each of you (collectively, the "Investors"), which provides for the issuance by the Company to the Investors of shares of Common Stock of the Company (the "Shares"). This opinion is rendered to you pursuant to Section 7.1(m) of the Purchase Agreement, and all terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement, the Registration Rights Agreement (collectively, with the Purchase Agreement, the "Agreements") and the issuance of the Shares. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge", "known to us" or similar language with reference to matters of fact means that, after an examination of the SEC Documents and the documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge", "known to us" or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who are presently employed by the firm and have worked on matters for the Company. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all the requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by you in the Purchase Agreement and pursuant thereto are true and correct. We are also assuming that you have purchased the Shares for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

     (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors.

     (b) We express no opinion as to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

     (c) We express no opinion as to compliance with applicable anti-fraud provisions of federal or state securities laws.

     (d) We express no opinion as to the enforceability of the indemnification provisions of the Registration Rights Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

     (e) We are members of the Bar of the State of California and, except as set forth in paragraphs 5 and 6 below with respect to the securities laws of other states, we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. To the extent this opinion addresses applicable securities laws of states other than the State of California, we have not retained nor relied on the opinion of counsel admitted to the bar of such states, but rather have relied on compilations of the securities laws of such states contained in reporting services presently available to us.

     (f) In rendering the opinion set forth in paragraph 4 below, we have not made any independent investigation of court records to determine whether any actions have been filed.

Based upon and subject to the foregoing, and except as set forth in the Disclosure Schedule to the Agreement, we are of the opinion that:

     1. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in each state in which the failure to be so qualified or in good standing would result in a Material Adverse Effect.

     2. The Company has the requisite legal and corporate power to execute and deliver the Agreements and to issue and sell the Shares under the Purchase Agreement, and to carry out and perform its obligations under the terms of the Agreements.

     3. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations under the Agreements has been taken. The Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms. The Shares have been validly issued and are fully paid and nonassessable and the certificates representing the Shares are in due and proper form and have been validly executed by the officers of the Company named thereon.

     4. To our knowledge, there are no actions, suits, proceedings or investigations pending or threatened against the Company, or its properties before any court or governmental agency in any case or in the aggregate, are likely to result in a Material Adverse Effect, or which question the validity or enforceability of, or seeks to enjoin or invalidate, the Agreements or any action to be taken by the Company in connection therewith.

     5. Except as obtained and in effect at the Closing, no consent, approval or authorization of or designation or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated by the Agreements, except the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under applicable blue sky laws (but excluding jurisdictions outside of the United States) of the offer and sale of the Shares that may, under applicable law, be made on or after the Closing Date. Our opinion herein is otherwise subject to the timely and proper completion of all filings and other actions contemplated herein where such filings and actions are to be undertaken on or after the date hereof.

     6. Subject to the accuracy of the Purchasers' representations in Section 4 of the Purchase Agreement and their responses (if any) to the Company's inquiries, we are of the opinion that the offer, sale and issuance of the Shares in conformity with the terms of the Purchase Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and the qualification requirements of applicable state securities laws.

     7. The Company's executionz and delivery of, and performance of its obligations under, the Agreements do not and will not violate any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws, or any provision of any applicable federal or state law, rule or regulation. To our knowledge, the Company's execution, delivery and performance of and compliance with the Agreements do not (i) violate, or consitute a default under any material contract, agreement, instrument, judgment or decree binding upon the Company, or (ii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company.

This opinion is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinion expressed herein.


                                          Very truly yours,


                                          /s/ Wilson Sonsini Goodrich & Rosati
                                          WILSON SONSINI GOODRICH & ROSATI
                                          Professional Corporation

                                   Exhibit C


                             INVESTOR QUESTIONNAIRE

                          CARDIAC PATHWAYS CORPORATION



                 (ALL INFORMATION FURNISHED IN COMPLETING THIS
                 QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)


     Cardiac Pathways Corporation (the "Company") will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

     Please complete, sign, date and return one copy of this questionnaire as soon as possible to Don Harrison, Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304.

     If the answer to any question below is "none" or "not applicable", please so indicate.

     Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

                            I. INDIVIDUAL INVESTORS

(INVESTORS OTHER THAN INDIVIDUALS SHOULD TURN TO PAGE 6)

1.       PERSONAL

         Name
                  (Exact name as it should appear on stock certificate)

         Amount of proposed investment

         Residence Address

         Home Telephone

         Date of Birth

         Social Security Number

2.       BUSINESS

         Occupation

         Number of Years

         Present Employer

         Position/Title

         Business Address

         Business Telephone

3.       RESIDENCE INFORMATION

          (a) Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.




          (b) Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

4.       INCOME

          (a) Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

                      Yes                       No      If not, please specify
                         -----                    -----         amount

          (b) What percentage of your income as shown above is anticipated to be derived from sources other than salary?


          (c) Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

                      Yes                       No
                         -----                    -----

               If no, please specify amount for:

                                                   Last Year:
                                            Year Before Last:

5.       NET WORTH

         Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse (if married), be in excess of $1,000,000?

                      Yes                       No      If not, please specify
                         -----                    -----         amount

6.       EDUCATION

         Please describe your educational background and degrees obtained, if any.

7.       AFFILIATION

         If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.










8.       BUSINESS AND FINANCIAL EXPERIENCE

          (a) Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.












          (b) Are you purchasing the securities offered for your own account and for investment purposes only?

                            Yes                      No
                               -----                   -----

               If no, please state for whom you are investing and/or the reason for investing.

9.       FINANCIAL ADVISORS

         In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

         Accountant:





         Attorney:





         Other:







PLEASE TURN TO PAGE 8 AND SIGN AND DATE THIS QUESTIONNAIRE

                         II. NON-INDIVIDUAL INVESTORS


(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership or other entity.)

IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.       IDENTIFICATION

         Name
                  (Exact name as it will appear on stock certificate)

         Address of Principal
           Place of Business

         Jurisdiction of Formation
           or Incorporation

         Contact Person

         Telephone Number (       )

         Type of Entity
           (corporation, partner-
              ship, trust, etc.)

         Was entity formed for the purpose of this investment?

                           Yes                       No
                              -----                    -----

         If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.


2.       PROPOSED INVESTMENT

         Please indicate the amount of your proposed investment: $

         Please state the investing entity's net worth at the time the securities will be purchased:

         $

3.       BUSINESS

         Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

         [ ] a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

         [ ] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         [ ] a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives;

         [ ] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

         [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of that Act;

         [ ] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

         [ ] an insurance company as defined in Section 2(13) of the Securities Act of 1933;

         [ ] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

         [ ] an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

         [ ] a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

         [ ]      Other.  Describe:

4.       INVESTMENT EXPERIENCE

         Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.










                                III. SIGNATURE

         The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

         Executed at ________________, on ________________ ____, 2000.



                                              (Signature)


                                              (Title if for Entity)